                                 EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report, dated January 31, 1997, relating to the consolidated financial statements of Premier Bancshares, Inc. and subsidiaries, contained in the annual report on Form 10-K for the year ended December 31, 1996.



                                       MAULDIN & JENKINS, LLC



                                       /S/ MAULDIN & JENKINS, LLC



Atlanta, Georgia
June 19, 1997